                                                                     Exhibit 4.2

                              TRIAD HOSPITALS, INC.


                          SUBORDINATED DEBT SECURITIES


                                    INDENTURE


                            Dated as of [___________]



                                  [___________]
                                   as Trustee

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                                      Indenture Section
310  (a)(1) ..................................................................         7.1, 7.10
     (a)(2) ..................................................................         7.1
     (a)(3) ..................................................................         N.A.
     (a)(4) ..................................................................         N.A.
     (a)(5) ..................................................................         7.1, 7.10
     (b) .....................................................................         7.1, 7.10
     (b)(1)(9) ...............................................................         7.1, 7.10
     (c) .....................................................................         N.A.
311  (a) .....................................................................         7.11
     (b) .....................................................................         7.11
     (c) .....................................................................         N.A.
312  (a) .....................................................................         2.7
     (b) .....................................................................         13.3
     (c) .....................................................................         7.6, 13.3
313  (a) .....................................................................         7.6
     (b)(2) ..................................................................         7.6. 7.7
     (c) .....................................................................         7.6; 13.2
     (d) .....................................................................         7.6
314  (a) .....................................................................         4.3, 13.2
     (a)(4) ..................................................................         13.5
     (b) .....................................................................         N.A.
     (c)(1) ..................................................................         13.4
     (c)(2) ..................................................................         13.4
     (c)(3) ..................................................................         N.A.
     (d) .....................................................................         N.A.
     (e) .....................................................................         13.5
     (f) .....................................................................         N.A.
315  (a) .....................................................................         7.1
     (b) .....................................................................         7.5, 13.2
     (c) .....................................................................         7.1
     (d) .....................................................................         7.1
     (e) .....................................................................         6.11
316  (a)(last sentence) ......................................................         2.9
     (a)(1)(A) ...............................................................         6.5
     (a)(1)(B) ...............................................................         6.4
     (a)(2) ..................................................................         N.A.
     (b) .....................................................................         6.7
     (c) .....................................................................         2.13
317  (a)(1) ..................................................................         6.8
     (a)(2) ..................................................................         6.9
     (b) .....................................................................         2.5
318  (a) .....................................................................         13.1
     (b) .....................................................................         N.A.
     (c) .....................................................................         13.1

N.A.  means not applicable.

*This Cross-Reference Table is not part of this Indenture.

                                TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
                                        ARTICLE I

                        DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1   Definitions ........................................................      1
Section 1.2   Other Definitions ..................................................      9
Section 1.3   Terms of TIA .......................................................      9
Section 1.4   Rules of Construction ..............................................      9

                                        ARTICLE II

                                        THE NOTES
Section 2.1   Form Generally .....................................................     10
Section 2.2   Securities in Global Form ..........................................     10
Section 2.3   Title and Terms ....................................................     11
Section 2.4   Execution, Authentication, Delivery and Dating .....................     13
Section 2.5   Registrar and Paying Agent .........................................     14
Section 2.6   Paying Agent to Hold Money in Trust ................................     14
Section 2.7   Holder Lists .......................................................     15
Section 2.8   Registration, Registration of Transfer and Exchange ................     15
Section 2.9   Replacement Securities .............................................     17
Section 2.10  Outstanding Securities .............................................     17
Section 2.11  Temporary Securities ...............................................     18
Section 2.12  Cancellation .......................................................     18
Section 2.13  Payment of Interest; Interest Rights Preserved .....................     18
Section 2.14  Persons Deemed Owners ..............................................     18
Section 2.15  Computation of Interest ............................................     19
Section 2.16  CUSIP Numbers ......................................................     19

                                       ARTICLE III

                                       REDEMPTION
Section 3.1   Right to Redeem; Notice of Redemption to Trustee ...................     19
Section 3.2   Selection of Securities to Be Redeemed .............................     19
Section 3.3   Notice of Redemption to Holders ....................................     20
Section 3.4   Effect of Notice of Redemption .....................................     20
Section 3.5   Deposit of Redemption Price ........................................     20
Section 3.6   Securities Redeemed in Part ........................................     20

                                        ARTICLE IV

                                        COVENANTS
Section 4.1   Payment of Securities ..............................................     21
Section 4.2   Maintenance of Office or Agency ....................................     21
Section 4.3   Reports ............................................................     21
Section 4.4   Compliance Certificate .............................................     22

                                                                                     PAGE
                                                                                     ----
                                        ARTICLE V

                                        SUCCESSORS
Section 5.1    Consolidation, Merger and Sale of Assets ..........................     22
Section 5.2    Successor Person Substituted ......................................     22

                                        ARTICLE VI

                                  DEFAULTS AND REMEDIES
Section 6.1    Events of Default .................................................     23
Section 6.2    Acceleration ......................................................     24
Section 6.3    Other Remedies ....................................................     24
Section 6.4    Waiver of Past Defaults ...........................................     25
Section 6.5    Control by Majority ...............................................     25
Section 6.6    Limitation on Suits ...............................................     25
Section 6.7    Rights of Holders of Securities to Receive Payment ................     25
Section 6.8    Collection Suit by Trustee ........................................     25
Section 6.9    Trustee May File Proofs of Claim ..................................     26
Section 6.10   Priorities ........................................................     26
Section 6.11   Undertaking for Costs .............................................     26

                                       ARTICLE VII

                                         TRUSTEE
Section 7.1    Duties of Trustee .................................................     27
Section 7.2    Rights of Trustee .................................................     27
Section 7.3    Individual Rights of Trustee ......................................     28
Section 7.4    Trustee's Disclaimer ..............................................     28
Section 7.5    Notice of Defaults ................................................     29
Section 7.6    Reports by Trustee to Holders of the Securities ...................     29
Section 7.7    Compensation and Indemnity ........................................     29
Section 7.8    Replacement of Trustee ............................................     30
Section 7.9    Successor Trustee by Merger, etc. .................................     31
Section 7.10   Eligibility; Disqualification .....................................     31
Section 7.11   Preferential Collection of Claims Against the Company .............     31
Section 7.12   Trustee's Application for Instructions from the Company ...........     31

                                       ARTICLE VIII

                                SATISFACTION AND DISCHARGE
Section 8.1    Discharge of Liability on Securities ..............................     31
Section 8.2    Repayment to the Company ..........................................     32
Section 8.3    Option to Effect Defeasance or Covenant Defeasance ................     32
Section 8.4    Defeasance and Discharge ..........................................     33
Section 8.5    Covenant Defeasance ...............................................     33
Section 8.6    Conditions to Defeasance or Covenant Defeasance ...................     33

                                                                                             PAGE
                                                                                             ----
                                           ARTICLE IX

                                    SUPPLEMENTAL INDENTURES
Section 9.1     Supplemental Indentures without Consent of Holders ........................    34
Section 9.2     Supplemental Indentures with Consent of Holders ...........................    35
Section 9.3     Compliance with Trust Indenture Act .......................................    36
Section 9.4     Revocation and Effect of Consents, Waivers and Actions ....................    36
Section 9.5     Notation On or Exchange of Securities .....................................    36
Section 9.6     Trustee to Sign Supplemental Indentures ...................................    36
Section 9.7     Effect of Supplemental Indentures .........................................    36

                                           ARTICLE X

                                         SINKING FUNDS
Section 10.1    Applicability of Article ..................................................    37
Section 10.2    Satisfaction of Sinking Fund Payments with Securities .....................    37
Section 10.3    Redemption of Securities for Sinking Fund .................................    37

                                           ARTICLE XI

                                         SUBORDINATION
Section 11.1    Agreement to Subordinate ..................................................    37
Section 11.2    Liquidation; Dissolution; Bankruptcy ......................................    38
Section 11.3    Default on Designated Senior Indebtedness .................................    38
Section 11.4    Acceleration of Securities ................................................    39
Section 11.5    When Distribution Must be Paid Over .......................................    39
Section 11.6    Notice By Company .........................................................    39
Section 11.7    Subrogation ...............................................................    39
Section 11.8    Relative Rights ...........................................................    40
Section 11.9    Subordination May Not Be Impaired by Company ..............................    40
Section 11.10   Distribution or Notice to Representative ..................................    40
Section 11.11   Rights of Trustee and Paying Agent ........................................    41
Section 11.12   Authorization to Effect Subordination .....................................    41
Section 11.13   Amendments ................................................................    41

                                          ARTICLE XII

                                           GUARANTEES
Section 12.1    Applicability of Article ..................................................    41
Section 12.2    Subordination of Security Guarantee .......................................    41
Section 12.3    Guarantee .................................................................    42
Section 12.4    Limitation on Guarantor Liability .........................................    42
Section 12.5    Release of Guarantors .....................................................    43

                                          ARTICLE XIII

                                         MISCELLANEOUS
Section 13.1    Trust Indenture Act Controls ..............................................    43
Section 13.2    Notices ...................................................................    43
Section 13.3    Communication by Holders of Securities with Other Holders of Securities ...    44

                                                                                              PAGE
                                                                                              ----
Section 13.4    Certificate and Opinion as to Conditions Precedent ..........................   44
Section 13.5    Statements Required in Certificate or Opinion ...............................   45
Section 13.6    Rules by Trustee and Agents .................................................   45
Section 13.7    No Personal Liability of Directors, Officers, Employees and Stockholders ....   45
Section 13.8    Governing Law ...............................................................   45
Section 13.9    No Adverse Interpretation of Other Agreements ...............................   45
Section 13.10   Successors ..................................................................   45
Section 13.11   Severability ................................................................   46
Section 13.12   Counterpart Originals; Acceptance by Trustee ................................   46
Section 13.13   Table of Contents, Headings, etc. ...........................................   46
Section 13.14   Legal Holidays ..............................................................   46

EXHIBITS:

Exhibit A       Form of Security

         INDENTURE dated as of [___________] by and between Triad Hospitals, Inc., a Delaware corporation (the "Company"), and [___________], a national banking association, duly organized and validly existing under the laws of the United States of America, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as provided in this Indenture.

         For and in consideration of the premises and purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Securities of each series thereof as follows:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1    Definitions.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "Control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or co-registrar.

         "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States Federal or state law relating to the bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "Bearer Security" means any Security, including any interest coupons appertaining thereto, that does not provide for the identification of the Securityholder thereof.

         "Board of Directors" means the board of directors of the Company or any committee of such board authorized with respect to any matter to exercise the powers of the Board of Directors of the Company.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means, except as otherwise specified as contemplated by
Section 2.3(a), with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participation, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date hereof.

         "Capitalized Lease Obligation" means, with respect to any Person, any obligation of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose hereof, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "Company" shall have the meaning assigned to such term in the preamble.

         "Company Order" means a written order signed in the name of the Company by an Officer and delivered to the Trustee or, with respect to Sections 2.4, 2.8, 2.11 and 7.2, any other employee of the Company named in an Officers' Certificate delivered to the Trustee.

         "Commission" means the Securities and Exchange Commission.

         "Corporate Trust Office" of the Trustee shall be at the address of the Trustee specified in Section 13.2 or such other address as to which the Trustee may give notice to the Company.

         "Currency Agreement" means, with respect to any Person, any foreign currency protection agreement, any foreign exchange contract, forward contract, currency swap agreement, currency option agreement or other similar agreement or arrangement to which such Person is a party or by which such Person is a party or by which it is bound.

         "Default" means any event that is, or after notice or the passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.3(a) as the Depositary with respect to the Securities, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

         "Designated Senior Indebtedness" means:

         (i)     all Senior Indebtedness under the Senior Credit Agreement; and

         (ii) any other Senior Indebtedness which, at the time of determination and at all times thereafter, has an aggregate principal amount outstanding of at least $50,000,000 and which has been specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" and as to which the Trustee has been given written notice of such designation.

         "Discount Security" means any Security which provides for an amount less than the Principal Amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2.

         "Disqualified Stock" means, with respect to any Person and the Securities of any series and the Guarantees thereof, if any, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exercisable or exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities of such series; provided that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change in control" occurring prior to the final Stated Maturity of the Securities of such series shall not constitute Disqualified Stock if the "asset sale" or "change in control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the analogous provisions, if any, which apply to the Securities of such series and such Capital Stock provides that such Person will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to the Company's repurchase of the Securities of such series as are required to be repurchased pursuant to the analogous provisions which apply to the Securities of such series.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of determination.

         "Global Security" or "Global Securities" means any Security or Securities, as the case may be, in the form established pursuant to Section 2.2 evidencing all or a part of a series of Securities issued to the Depositary of such series or its nominee and registered in the name of such Depositary or nominee.

         "Guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn by letters of credit.

         "Guarantor" means with respect to Securities of any series, any Restricted Subsidiary who has guaranteed the obligations of the Company under this Indenture and with respect to such series of Securities pursuant to Article XII; provided that upon the release and discharge of any Person from its Security Guarantee in accordance with this Indenture, such Person shall cease to be a Guarantor.

         "Holder" or "Securityholder," when used with respect to any Security, means, in the case of a Registered Security, a person in whose name a Security is registered on the Registrar's books and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

         "Indebtedness" means, except as otherwise specified as contemplated by
Section 2.3(a), with respect to any Person (without duplication):

         (i)     all Indebtedness of such Person for borrowed money;

         (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

         (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto, but excluding obligations with respect to letters of credit (including trade letters of credit) securing obligations (other than obligations described in (i) or (ii) above or (v), (vi) or (ix) below) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement);

         (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto;

         (v)     all Capitalized Lease Obligations;

         (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

         (vii)   the Disqualified Stock of such Person;

         (viii) all Indebtedness of other persons guaranteed by such Person to the extent of such Guarantee; and

         (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements (other than Currency Agreements and Interest Rate Agreements designed solely to protect the Company or its Restricted Subsidiaries against fluctuations in foreign currency exchange rates or interest rates and that do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder).

         The amount of Indebtedness of any Person as of any determination date shall be the outstanding balance on such date in the case of unconditional obligations and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligations, provided that

                 (A) the amount outstanding at any time of any Indebtedness issued at a price less than its principal or face amount at maturity shall be the amount of the liability in respect thereof determined in accordance with GAAP;

                 (B) the amount of Indebtedness represented by Disqualified Stock of any Person shall be the maximum amount that such Person can be required to pay to redeem, repay or repurchase such Disqualified Stock (excluding any accrued dividends) as of the determination date, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value will be determined in good faith by the Board of Directors of the issuer of such Disqualified Stock;

                 (C) the amount of Indebtedness secured by a Lien on any asset of a Person shall be the lesser of (x) the fair market value of such asset as of the determination date and (y) the amount of such Indebtedness;

                 (D) the amount of Indebtedness represented by obligations under any Currency Agreement or Interest Rate Agreement shall be the termination value of such agreement that would be payable by such Person if it was terminated as of the date of determination; and

                 (E) money borrowed and set aside at the time of the incurrence of any Indebtedness in order to refund the payment of the interest on such Indebtedness shall not be deemed to be "Indebtedness" so long as such money is held to secure the payment of such interest.

         Notwithstanding the foregoing, Indebtedness shall not include:

                 (i) trade payables and accrued liabilities arising in the ordinary course of business;

                 (ii)  any liability for Federal, state, local or other taxes;

                 (iii) performance, surety or appeal bonds or other similar agreements or arrangements provided consistent with industry practice or in the ordinary course of business; or

                 (iv) indemnification, adjustment of purchase price or similar obligations under, or guarantees or letters of credit, surety bonds, appeal bonds, performance bonds or other similar agreements or arrangements securing any obligations of the Company or any of its Subsidiaries pursuant to, agreements relating to the acquisition or disposition of any assets or Restricted Subsidiary (other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition).

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Interest," when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate futures agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate floor agreement, interest rate hedge agreement, option or futures contract or other similar agreement or arrangement to which such Person is a party or by which it is bound.

         "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation, assignment for security, claim, or preference of priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement having substantially the same economic effect as the foregoing.

         "Material Subsidiary" of a Person means any Restricted Subsidiary that would be a significant subsidiary of such Person, as defined in Rule 1-02 of Regulation S-X promulgated by the Commission.

         "Maturity," when used with respect to any Security, means the date on which the Principal of such Security or an installment of Principal or, in the case of a Discount Security, the Principal Amount payable upon a declaration of acceleration pursuant to Section 6.2, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, any Executive or Senior Vice President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice President of such Person.

         "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the Chief Executive Officer, the Chief Financial Officer or the principal accounting officer of the Company, that meets the requirements of Section 13.5.

         "Opinion of Counsel" means an opinion from legal counsel that meets the requirements of Section 13.5. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 4.2, the Principal of and any interest on the Securities of that series are payable as specified as contemplated by Section 2.3(a).

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.9 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

         "Principal" or "Principal Amount" of a Security, except as otherwise specifically provided in this Indenture, means the outstanding principal of the Security plus the premium, if any, of the Security.

         "Redemption Date," when used with respect to any Security to be redeemed, shall mean the date specified for redemption of such Security in accordance with the terms of such Security and this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form (to the extent applicable thereto) established pursuant to Section 2.1 which is registered on the books of the Registrar.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 2.3(a).

         "Responsible Officer," when used with respect to the Trustee, means any officer within the global agency and trust services department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary other than an Unrestricted Subsidiary.

         "Security Guarantee" means any guarantee of the obligations of the Company under this Indenture and the Securities by any Restricted Subsidiary in accordance with the provisions of this Indenture.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securityholder" or "Holder," when used with respect to any Security, means in the case of a Registered Security, a person in whose name a Security is registered on the Registrar's books and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

         "Senior Indebtedness" of the Company or a Guarantor, as the case may be, means, with respect to the Securities of any series and any applicable Security Guarantees thereof (except as otherwise specified as contemplated by Section 2.3(a)):

         (i) all obligations of such Person, now or hereafter existing, under or in respect of the Senior Credit Agreement, whether for Principal, interest and other amounts due in connection therewith (including any fees, premiums, expenses and indemnities); and

         (ii) the Principal of and interest on all other Indebtedness of such Person, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding provides that such Indebtedness shall not be senior or shall be subordinated in right of payment to the Securities of such series or the related Security Guarantees, as applicable.

         Notwithstanding the foregoing, "Senior Indebtedness" shall not include:

         (i)     Indebtedness evidenced by the Securities and any Security
                 Guarantee;

         (ii) Indebtedness of such Person that is subordinated in right of payment to any other Indebtedness of such Person;

         (iii) Indebtedness of such Person that by operation of law is subordinate to any general unsecured obligations of such Person;

         (iv) Indebtedness of such Person to the extent incurred in violation of any covenant applicable to the Securities of such series or the Security Guarantee thereof by such Person, as applicable;

         (v) any liability for Federal, state or local taxes or other taxes, owed or owing by such Person;

         (vi) accounts payable or other liabilities owed or owing by such Person to trade creditors (including guarantees thereof or instruments evidencing such liabilities);

         (vii) amounts owed by such Person for compensation to employees or for services rendered to such Person or its subsidiaries;

         (viii) Indebtedness of such Person to any subsidiary or any other affiliate of such Person;

         (ix)    Capital Stock of such Person; and

         (x) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code is without recourse to the Company or any Restricted Subsidiary.

         "Senior Credit Agreement" means the credit agreement dated ____________ among the Company, the lenders party thereto, ____________ as syndication agent and ____________ as administrative agent, together with the documents related thereto (including without limitation any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), renewed, substituted, supplemented or otherwise modified from time to time, including any agreement extending the maturity, refinancing, replacing, supplementing, modifying or otherwise restructuring (including increasing the available amount of borrowings thereunder or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreements or any successor or replacement agreements and whether by the same or any other agent, lender or group of lenders.

         "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any issue means a date fixed by the Trustee pursuant to
Section 2.13.

         "Stated Maturity" means, when used with respect to any note or any installment of interest thereon, the date specified in such note as the fixed date on which the principal of such note or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness or any installment of interest thereon is due and payable.

         "Subsidiary" means any Person a majority of the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries. For purposes of this definition, any directors' qualifying shares shall be disregarded in determining the ownership of a Subsidiary.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as provided in Section 9.3 hereof.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "Unrestricted Subsidiary" means, except as otherwise specified as contemplated by Section 2.3(a), (a) any Subsidiary that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors, as provided below) and (b) any Subsidiary of any Unrestricted Subsidiary; provided, however, that in no event shall any Guarantor be an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) neither the Company nor any Restricted Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary, except any nonrecourse guarantee given solely to support the pledge by the Company or a Restricted Subsidiary of the Capital Stock of an Unrestricted Subsidiary, to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (iii) any such designation by the Board of Directors shall be evidenced to the Trustee by filing a Board Resolution with the Trustee giving effect to such designation. The Board of Directors may designate any Unrestricted Subsidiary as a Restricted Subsidiary if immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture.

         "U.S. Government Obligations" means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have voting power by reason of the happening of any contingency).

         Section 1.2       Other Definitions.

         Term Defined                                            in Section
         "Covenant Defeasance" ............................         8.5
         "Defeasance" .....................................         8.4
         "Event of Default" ...............................         6.1
         "Legal Holiday" ..................................         13.14
         "Non-Payment Default .............................         11.3
         "Paying Agent" ...................................         2.5
         "Payment Blockage Notice" ........................         11.3
         "Payment Default" ................................         11.3
         "Permitted Junior Securities" ....................         11.2
         "Registrar"                                                2.5

         Section 1.3     Terms of TIA.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Holder of a Security;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Securities and the Security Guarantees means the Company and the Guarantors, respectively, and any successor obligor upon the Securities and the Security Guarantees, respectively.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA in reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

         Section 1.4     Rules of Construction.

         Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (iii) "or" is not exclusive; (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; (vi) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time; and (vii) unless the context otherwise requires, any reference to an "Article," a "Section" or an "Exhibit" refers to an Article, a Section or an Exhibit, as the case may be, of this Indenture.

                                   ARTICLE II

                                    THE NOTES

         Section 2.1     Form Generally.

         The Registered Securities of each series and the Trustee's certificates of authentication shall be in substantially such form as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities as evidenced by their execution of the Securities.

         The permanent Securities shall be printed, lithographed, engraved or cord processed or produced by any combination of these methods or may be produced in any other manner, provided that such method is permitted by the rules of any securities exchange on which such Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution of such Securities.

         Section 2.2     Securities in Global Form.

         If Securities of a series are issuable in temporary or permanent global form, as specified as contemplated by Section 2.3(a), then, notwithstanding clause (9) of Section 2.3(a) and the provisions of Section 2.3(b), any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon or otherwise notated on the books and records of the Registrar and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount of any increase or decrease in the amount of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such person or persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.4 or
2.11. Subject to the provisions of Section 2.4 and, if applicable, Section 2.11, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the person or persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 2.4 or
2.11 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or other notation on the books and records of the Registrar or delivery or redelivery of a Security of such series in global form shall be in writing but need not comply with Section 13.4 or 13.5 and need not be accompanied by an Opinion of Counsel (except as required by Section 2.4).

         The provisions of the last sentence of Section 2.4 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company, and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 13.4 or 13.5 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the Principal Amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.4.

         Notwithstanding the provisions of Sections 2.1 and 2.13, unless otherwise specified as contemplated by Section 2.3(a), payment of Principal of and any interest on any Security in global form shall be made to the person or persons specified therein.

         None of the Company, the Guarantor, if any, the Trustee of such series of Securities, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 2.3       Title and Terms.

         (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established and, subject to
Section 2.4, set forth, or determined in the manner provided, in an Officers' Certificate or established in one or more indentures supplemental hereto, prior to the issuances of Securities of any series, any or all of the following, as applicable:

         (1) the title and series designation of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate Principal Amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or 10.3 and except for any Securities which, pursuant to Section 2.4, are deemed never to have been authenticated and delivered hereunder);

         (3) the price or prices at which the Securities of the series will be issued;

         (4) if the Securities of the series will be guaranteed and the terms of any such Guarantees;

         (5) the date or dates on which the Principal of the Securities of the series is payable;

         (6) the interest rate or rates of the Securities of the series or the method for calculating the interest rate, and the date or dates from which any such interest shall accrue;

         (7) the place or places where, subject to the provisions of Section 4.2, the Principal of or interest on Securities of the series will be payable and where any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

         (8) the right, if any, to redeem the Securities of the series and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part;

         (9)  any mandatory or optional sinking fund or analogous provisions;

         (10) whether the Securities of the series will be secured and any provisions relating to the security provided;

         (11) if and the terms and conditions upon which the Securities of the series may or must be converted into securities of the Company or exchanged for securities of the Company or another enterprise;

         (12) if other than the Principal Amount thereof, the portion of the Principal Amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 6.2;

         (13) whether the Securities of the series, in whole or any specified part, shall not be defeasible pursuant to Section 8.4 or 8.5 or both such Sections and, if other than by an Officers' Certificate, the manner in which any election by the Company to defease such Securities shall be evidenced;

         (14) any addition to or change in the Events of Default which apply to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the Principal Amount thereof due and payable pursuant to Section 6.2;

         (15) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

         (16) if other than U.S. dollars, the currency or currencies, including composite currencies, in which payment of the Principal of or interest on the Securities of the series shall be payable and whether the Securities of the series may be satisfied and discharged other than as provided in Article VIII;

         (17) any terms applicable to Original Issue Discount, if any, (as that term is defined in the Internal Revenue Code of 1986 and the Regulations thereunder) including the rate or rates at which such Original Issue Discount, if any, shall accrue;

         (18) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of Principal of or any interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

         (19) whether the Securities may be represented initially by a Security in temporary or permanent global form and, if so, the Depositary with respect to any such temporary or permanent Global Security, and if other than as provided in Section 2.8 or 2.11, as applicable, whether and the circumstances under which beneficial owners of interests in any such temporary or permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination;

         (20) whether Securities of the series are to be issued as Registered Securities, Bearer Securities or both, and any other terms required for the establishment of a series of Bearer Securities, including, but not limited to, tax compliance procedures;

         (21) any special United States Federal income tax considerations applicable to the Securities of the series;

         (22) any addition to or change in the covenants set forth in Article IV which apply to Securities of the series;

         (23) if applicable, that the subordination provisions of Article XI shall apply to the Securities of the series or that any different subordination provisions, including a different definition of the term "Senior Indebtedness," shall apply to Securities of the series; and

         (24) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(8)).

         All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 2.3(a) or in any indenture supplemental hereto.

         All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of any appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         (b) Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, any Securities of a series shall be issuable in denominations of $1,000 or integral multiples thereof.

         Section 2.4   Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by an Officer by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time a Security is authenticated, the Securities shall nevertheless be valid.

         At any time and from time to time after the execution and delivery of this Indenture (and subject to delivery of an Officers' Certificate or a supplemental indenture as set forth in Section 2.3(a) with respect to the initial issuance of Securities of any series), the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the forms or terms of the Securities of the series have been established in or pursuant to one or more Officers' Certificates as permitted by Sections 2.1 and 2.3(a), in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating:

         (a) that the form or forms and terms of such Securities have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

         (b) that such Securities when authenticated and delivered by the Trustee or its authenticating agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

         Notwithstanding the provisions of Section 2.3(a) and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.3(a) and the Opinion of Counsel required by the preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                         [____________________],
                                         as Trustee

                                         By:

                                                    Authorized Officer

         Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 13.4 or 13.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         Section 2.5   Registrar and Paying Agent.

         The Company shall maintain, with respect to each series of Securities, an office or agency where such Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where such Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall promptly notify the Trustee in writing of the name and address of any Paying Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Company shall enter into an appropriate agency agreement with respect to each series of Securities with any Registrar or Paying Agent (if not the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent for a particular series of Securities, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to
Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent or Registrar.

         The Company initially appoints the Trustee and the Trustee accepts its appointment to act as the Registrar and Paying Agent.

         Section 2.6   Paying Agent to Hold Money in Trust.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders of Securities of any series or the Trustee all money held by the Paying Agent for the payment of Principal of or interest on such series of Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of any series of Securities all money held by it as Paying Agent.

         Section 2.7   Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of each series of Securities and shall otherwise comply with TIA (s) 312(a). If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of such series of Securities and the Company shall otherwise comply with TIA (s) 312(a).

         Section 2.8   Registration, Registration of Transfer and Exchange.

         Upon surrender for registration of transfer of any Securities of a series at an office or agency of the Company designated pursuant to Section 4.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a permanent Security not involving any change in ownership or any exchange pursuant to Section 2.11, 3.6, 9.5 or 10.3, not involving any transfer).

         Notwithstanding any other provisions (other than the provisions set forth in the sixth and seventh paragraphs) of this Section 2.8, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denomination or denominations, of a like aggregate Principal Amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of permanent Securities of such series, will authenticate and deliver Securities of such series in permanent form in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

         The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of permanent Securities of such series, will authenticate and deliver Securities of such series in permanent form and in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

         Notwithstanding the foregoing, except as otherwise specified in the preceding two paragraphs or as contemplated by Section 2.3(a), any Global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a Global Security are entitled to exchange such interests for permanent Securities of such series and of like Principal Amount and tenor but of another authorized form and denomination, as specified as contemplated by Section 2.3(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee permanent Securities in aggregate Principal Amount equal to the Principal Amount of such Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Depositary with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for permanent Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate Principal Amount of permanent Securities of the same series of authorized denominations and of like tenor as the portion of such Global Security to be exchanged which shall be in the form of Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that notwithstanding the last paragraph of this Section 2.8, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date. If a Registered Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest (as defined herein), interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

         Upon the exchange of a Security in global form for Securities in permanent form, such Security in global form shall be cancelled by the Trustee. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and a certificate of their destruction delivered to the Company unless the Company directs, by Company Order, that the Trustee shall cancel Securities and deliver a certificate of destruction to the Company. Securities issued in exchange for a Security in global form pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities as instructed in writing by the Depositary.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of 15 Business Days before any selection of Securities of that series to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Security of a series so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Section 2.9    Replacement Securities.

         If (a) any mutilated Security is surrendered to the Trustee or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Company, any such paying agent or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall issue and execute and upon its written request the Trustee or paying agent outside the United States shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or Paying Agent) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any such new Security shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.10   Outstanding Securities.

         Securities of any series "Outstanding" at any time are, as of the date of determination, all the Securities of such series theretofore authenticated by the Trustee for such series except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be "Outstanding" because the Company or an Affiliate thereof holds the Security. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles VI and IX). In addition, in determining whether the Holders of the requisite Principal Amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the Principal Amount of a Discount Security that shall be deemed to be Outstanding shall be the amount of the Principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.2, (ii) the Principal Amount of a Security denominated in a foreign currency or currencies shall be the Dollar equivalent, as determined on the date of original issuance of such Security, of the Principal Amount (or, in the case of a Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security.

         If a Security has been replaced pursuant to Section 2.8 in exchange for or in lieu of which another Security has been authenticated and delivered pursuant to this Indenture, it ceases to be Outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Trustee (other than the Company, a Subsidiary of the Company or an Affiliate of any thereof) holds, in accordance with this Indenture, on a Redemption Date or on Stated Maturity, money sufficient to pay Securities payable on that date, then on and after that date such Securities shall cease to be Outstanding and interest, if any, on such Securities shall cease to accrue.

         Section 2.11   Temporary Securities.

         Pending the preparation of permanent Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities. Temporary Securities shall be substantially in the form of permanent Securities but may have variations that the Company considers appropriate for temporary Securities and as shall be reasonably acceptable to the Trustee. The Company may prepare and the Trustee upon request shall authenticate permanent Securities of the same series and date of maturity in exchange for temporary Securities. Until so exchanged in full, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of the same series.

         Section 2.12   Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of the Securities in accordance with its customary procedures (subject to the record retention requirement of the Exchange Act). The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

         Section 2.13   Payment of Interest; Interest Rights Preserved.

         Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder. The Company shall pay such Defaulted Interest in any lawful manner plus, to the extent lawful, interest payable upon the Defaulted Interest to the Persons who are Holders of the series on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date (herein called "Special Record Date"). The Company shall fix or cause to be fixed each such Special Record Date and payment date, and shall, promptly thereafter, notify the Trustee of any such date. At least 15 days before the Special Record Date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to the Holders of the series a notice that states the Special Record Date, the related payment date and the amount of such interest to be paid. The Company may pay Defaulted Interest in any other lawful manner.

         Subject to the foregoing provisions of this Section and Section 2.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 2.14   Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal of and (except as otherwise specified as contemplated by Section 2.3(a) and subject to Section 2.8 and 2.13) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 2.15   Computation of Interest.

         Except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series, (i) interest on any Securities which bear interest at a fixed rate shall be computed on the basis of a 360-day year comprised of twelve 30-day months and (ii) interest on any Securities which bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360.

         Section 2.16   CUSIP Numbers.

         The Company, in issuing the Securities, may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of a series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of such series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                                   REDEMPTION

         Section 3.1    Right to Redeem; Notice of Redemption to Trustee.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series) in accordance with this Article III. If the Company elects to redeem Securities of any series, it shall, at least 30 days but not more than 60 days before the Redemption Date, notify the Trustee in writing of, the Redemption Date and the Principal Amount of and of any other information necessary to identify the Securities of such series to be redeemed and the Redemption Price.

         Section 3.2    Selection of Securities to Be Redeemed.

         Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, if less than all the Securities of any series with the same issue date, interest rate and Stated Maturity are to be redeemed, the Trustee shall select the particular Securities to be redeemed by such method as the Trustee considers fair and appropriate, which method may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the Principal Amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall make the selection not more than 60 days before the Redemption Date from Outstanding Securities of such series not previously called for redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly in writing of the Securities to be redeemed and, in the case of any portions of Securities to be redeemed, the Principal Amount thereof to be redeemed.

         Section 3.3    Notice of Redemption to Holders.

         Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder of Securities to be redeemed. The notice shall identify the Securities to be redeemed (including "CUSIP" number(s), if any) and shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification (and in the case of partial redemption, the Principal Amounts) of the particular Securities to be redeemed; (iv) that the particular Securities to be redeemed must be surrendered to the Paying Agent to collect the Redemption Price; (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Security (or portion thereof) to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date; (vi) the paragraph of the particular Securities called for redemption and/or the Section of this Indenture pursuant to which such Securities are being redeemed; (vii) the place or places where such Securities are to be surrendered for payment of the Redemption Price; (viii) that the redemption is for a sinking fund, if such is the case; and (ix) that no representation is made as to the correctness or accuracy of the "CUSIP" number, if any, listed in such notice or printed on the particular Securities called for redemption.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that, in all cases, the text of such Company's notice shall be prepared by the Company.

         Section 3.4    Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 3.3, Securities of a series called for redemption become irrevocably due and payable on the Redemption Date at the Redemption Price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price plus accrued interest at the Redemption Date.

         Section 3.5    Deposit of Redemption Price.

         No later than 11:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall promptly return to the Company any money deposited with the Paying Agent by the Company in excess of the amounts necessary to pay the Redemption Price of, and accrued interest on, all Securities to be redeemed.

         If the Company complies with the provisions of the preceding paragraph, on and after the Redemption Date, interest shall cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid Principal, from the Redemption Date until such Principal is paid, and to the extent lawful on any interest not paid on such unpaid Principal, in each case at the rate provided in the Securities.

         Section 3.6    Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Company shall issue and execute and, upon the Company's written request, the Trustee shall authenticate for the Holder of such Securities a new Security equal in Principal Amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV

                                   COVENANTS

         Section 4.1    Payment of Securities.

         The Company shall pay or cause to be paid the Principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 11:00 a.m. New York City time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all Principal and interest then due. Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, at the option of the Company interest may be paid by check mailed to the address of the Holder as such address appears on the securities register.

         Section 4.2    Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Securities of a series may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company also may from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 2.3(a), the Corporate Trust Office for the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefore, provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

         The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 13.2.

         Section 4.3    Reports.

         The Company shall deliver to the Trustee, promptly after it files the annual and quarterly reports, information, documents and other reports with the Commission, copies of such annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a).

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 4.4    Compliance Certificate.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, an Officers' Certificate stating whether or not, to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                                    ARTICLE V

                                   SUCCESSORS

         Section 5.1    Consolidation, Merger and Sale of Assets.

         The Company will not, in a single transaction or through a series of transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any other Person or Persons, unless at the time and immediately after giving effect thereto (i) either (a) the Company will be the continuing corporation or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all the properties and assets of the Company on a consolidated basis (1) will be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) will expressly assume, by a supplemental indenture in form reasonably satisfactory to the Trustee, the Company's obligation for the due and punctual payment of Principal of and interest on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed and (ii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any obligation of the Company or any Restricted Subsidiary incurred in connection with or as a result of such transaction or series of transactions as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing.

         Section 5.2    Successor Person Substituted.

         Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture or the Securities, the predecessor shall be released from those obligations; provided that, in the case of a transfer by lease, the predecessor shall not be released from the payment of Principal and interest on the Securities.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

         Section 6.1       Events of Default.

         Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, an "Event of Default" occurs, with respect to each series of Securities individually, if:

         (1) the Company defaults in (i) the payment of any interest upon any Security of such series when the same becomes due and payable and such default continues for a period of 30 days or (ii) the payment of the Principal of any Security of such series at its Maturity (upon acceleration, redemption, required purchase or otherwise);

         (2) the Company defaults in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture with respect to such series of Securities, which default or breach continues for a period of 60 days after the Company receives written notice specifying such default from the Trustee or Holders of Securities of at least 25% of the outstanding principal amount of such Securities of such series;

         (3) the Company or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary pursuant to or within the meaning of Bankruptcy Law:

                (i)   commences a voluntary case,

                (ii) consents to the entry of an order for relief against it in an involuntary case,

                (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

                (iv) makes a general assignment for the benefit of its creditors, or

                (v)   admits in writing its inability to pay debts generally;

         (4) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                (i) is for relief against the Company or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary in an involuntary case,

                (ii) appoints a custodian of the Company or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary or for all or substantially all of the property of the Company or any Material Subsidiary or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary, or

                (iii) orders the liquidation of the Company or any Material Subsidiary, or group of Restricted Subsidiaries that, taken together, would constitute a Material Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; or

         (5) any other Event of Default provided with respect to Securities of that series, which is specified in a supplemental indenture hereto or an Officers' Certificate, in accordance with Section 2.3(a).

         Section 6.2     Acceleration.

         If an Event of Default (other than as specified in Section 6.1(3) or (4)) occurs and is continuing, then the Trustee by written notice to the Company or the Holders of not less than 25% in aggregate Principal Amount of the Outstanding Securities of that series by written notice to the Company and the Trustee, may declare the Principal Amount (or, if any of the Securities of that series are Discount Securities, such portion of the Principal Amount of such Securities as may be specified in the terms thereof) of all the Securities of that series to be immediately due and payable. Upon any such declaration, such Principal (or portion thereof) shall be due and payable immediately. If an Event of Default specified in Section 6.1(3) or (4) occurs and is continuing, then the Principal (or portion thereof) of all the Securities of that series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders.

         At any time after a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by written notice to the Company and the Trustee, may rescind such declaration and its consequences if:

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                (i) all overdue interest, if any, on all Outstanding Securities of that series,

                (ii) the Principal of any Outstanding Securities of that series that has become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefore in such Securities,

                (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue Principal at the rate or rates prescribed therefore in such Securities, and

                (iv) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the non-payment of amounts of Principal of or interest on the Securities of such series that has become due solely by such declaration of acceleration, have been cured or waived.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 6.3     Other Remedies.

         If an Event of Default with respect to a series of Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Principal of and interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities of a series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security of a series in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         Section 6.4      Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate Principal Amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past Defaults, except a Default in the payment of the Principal or interest on any Security of such series, or in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.5      Control by Majority.

         Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series. Securityholders may not enforce this Indenture or the Securities of any series, however, except as provided in this Indenture. In addition, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability.

         Section 6.6      Limitation on Suits.

         No individual Holder of any of the Securities of any series has any right to institute any proceeding with respect to this Indenture or any remedy hereunder, unless (1) the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee under the Securities of that series and this Indenture, (2) the Trustee has failed to institute such proceeding within 60 days after receipt of such notice and (3) the Trustee, within such 60-day period, has not received directions inconsistent with such written request by the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of that series.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

         Section 6.7      Rights of Holders of Securities to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of Principal of and interest on the Security of that series, on or after the respective due dates expressed in such Security (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of each such Holder.

         Section 6.8      Collection Suit by Trustee.

         If an Event of Default specified in Section 6.1(1) or (2) with respect to Securities of any series occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of Principal and interest remaining unpaid on the Securities of that series and interest on overdue Principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         Section 6.9      Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Securities of any series allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities of that series), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Securityholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Securityholder, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 6.10     Priorities.

         If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and counsel for amounts due under Section 7.7, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  Second: to Securityholders for amounts due and unpaid on the Securities for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for Principal and interest, respectively; and

                  Third: to the Company or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section.

         Section 6.11     Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, to a suit by a Securityholder pursuant to Section 6.7, to a suit by Holders of more than 10% in aggregate Principal Amount of the Outstanding Securities of any series or to any suit instituted by any Holder of any Security for the enforcement of the payment of the Principal of or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VII

                                     TRUSTEE

         Section 7.1       Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default with respect to Securities of any series:

                  (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and reasonably conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they reasonably conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1)      this paragraph does not limit the effect of paragraph
         (b) of this Section 7.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the paragraphs of this Section.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         Section 7.2       Rights of Trustee.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or purportedly presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate, Opinion of Counsel or Company Order. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any document, but the Trustee, in its judgment, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

         (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         (i) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture.

         (j) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         Section 7.3       Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee also is subject to Sections 7.10 and 7.11.

         Section 7.4       Trustee's Disclaimer.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

         Section 7.5      Notice of Defaults.

         If a Default or Event of Default occurs and is continuing with respect to a series of Securities and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of such Securities as it appears on the Registrar a notice of the Default or Event of Default in the manner set forth in TIA Section 315(b) within 10 days after the Trustee obtains knowledge of occurrence thereof. Except in the case of a Default or Event of Default relating to the payment of Principal or interest on any Security of any series, the Trustee may withhold the notice if it determines, in good faith, that withholding the notice is in the interests of the Holders of such Securities.

         Section 7.6      Reports by Trustee to Holders of the Securities.

         Within 60 days after each ________ beginning with the ________ following the date of this Indenture, and for so long as Securities remain outstanding, the Trustee shall mail to each Holder of the Securities a brief report dated as of such reporting date that complies with TIA (S) 313(a) (but if no event described in TIA (S) 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA (S) 313(b)(2). The Trustee also shall transmit by mail all reports as required by TIA (S) 313(c).

         A copy of each report at the time of its mailing to the Holders of Securities shall be mailed to the Company and filed with the Commission and each stock exchange on which the Securities are listed in accordance with TIA (S) 313(d). The Company shall notify the Trustee when the Securities of a particular series are listed on any stock exchange and of any delisting thereof.

         Section 7.7      Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time compensation for its acceptance of this Indenture and services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any and all losses, damages, claims, liabilities or expenses incurred by it including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) in connection with the performance of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.7) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the acceptance, exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, damage, claim, liability or expense is determined by a court of competent jurisdiction to have been caused by its own negligence or bad faith. The Trustee shall notify the Company promptly of any claim which a Responsible Officer has actually received for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, except to the extent that the Company is actually prejudiced thereby. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay Principal and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(3) or (4) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA (S) 313(b)(2) to the extent applicable.

         Section 7.8     Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Securities of a majority in aggregate Principal Amount of the Outstanding Securities of any series may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if: (a) the Trustee fails to comply with Section 7.10; (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; (c) a custodian or public officer takes charge of the Trustee or its property; or (d) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series). Within one year after the successor Trustee takes office, the Holders of a majority in aggregate Principal Amount of the Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Securities of at least 10% in Principal Amount of the Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee, at the expense of the Company.

         If the Trustee, after written request by any Holder of a Security who has been a Holder of a Security of any such series for at least six months, fails to comply with Section 7.10, such Holder of a Security may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Securities. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

         Section 7.9    Successor Trustee by Merger, etc.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall be the successor Trustee.

         Section 7.10   Eligibility; Disqualification.

         The Trustee shall at all times satisfy the requirements of TIA (S) 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA (S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9). In determining whether the Trustee has conflicting interests as defined in TIA (S) 310(b)(1), the provisions contained in the proviso to TIA Section 310(b)(1) shall be deemed incorporated herein.

         Section 7.11   Preferential Collection of Claims Against the Company.

         The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

         Section 7.12   Trustee's Application for Instructions from the Company.

         Any application by the Trustee for written instructions from the Company, may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

         Section 8.1    Discharge of Liability on Securities.

         Except as otherwise contemplated by Section 2.3(a), this Indenture shall, at the option of the Board of Directors evidenced by resolutions set forth in an Officers' Certificate, cease to be of further effect as to all Outstanding Securities or all Outstanding Securities of any series, as the case may be, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (a)      either

                  (1) all Outstanding Securities or all Outstanding Securities of any series, as the case may be, theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than Securities or Securities of such series, as the case may be, which have been destroyed, lost or stolen and which have been replaced as provided in Section 2.9 and Securities or Securities of such series, as the case may be, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.2) have been delivered to the Trustee for cancellation; or

               (2) all such Securities not theretofore delivered to the Trustee for cancellation:

                    (i)   have become due and payable,

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

                    The Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for Principal and any interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied.

         The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

         Section 8.2       Repayment to the Company.

         The Trustee and the Paying Agent shall return to the Company on its request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

         Section 8.3       Option to Effect Defeasance or Covenant Defeasance.

         Unless otherwise specified as contemplated by Section 2.3(a) with respect to Securities of a particular series, the Company may, at its option, by Board Resolution, at any time, with respect to any series of Securities, elect to have either Section 8.4 or Section 8.5 be applied to all of the outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article VIII.

         Section 8.4     Defeasance and Discharge.

         Upon the Company's exercise under Section 8.3 of the option applicable to this Section 8.4, the Company shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Sections 2.4, 2.5, 2.6, 2.9, 2.11, 2.12, 4.1, 4.2, 6.6, 6.7, 7.7, 7.8 and 8.2 of this
Indenture and to have satisfied all its other obligations under such series of Securities and this Indenture insofar as such series of Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same). Subject to compliance with this Article VIII, the Company may exercise its option under this Section
8.4 notwithstanding the prior exercise of its option under Section 8.5 with respect to a series of Securities.

         Section 8.5     Covenant Defeasance.

         Upon the Company's exercise under Section 8.3 of the option applicable under this Section 8.5, the Company shall be released from its obligations under Sections 4.3 and 4.4 and Article V and such other provisions as may be provided as contemplated by Section 2.3(a) with respect to Securities of a particular series and with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences if any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provisions herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

         Section 8.6     Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section
8.4 or 8.5 to a series of Outstanding Securities:

         (1) The Company shall have irrevocably deposited with the Trustee, in trust, (i) sufficient funds in the currency or currency unit in which the Securities of such series are denominated to pay the Principal of and interest to Stated Maturity (or redemption) on, the Securities of such series, or (ii) such amount of direct obligations of, or obligations the Principal of and interest on which are fully guaranteed by, the government which issued the currency in which the Securities of such series are denominated, and which are not subject to prepayment, redemption or call, as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay when due the Principal of, and interest to Stated Maturity (or redemption) on, the Securities of such series.

         (2) The Company shall (i) have delivered an Opinion of Counsel that the Company has met all of the conditions precedent to such defeasance and that the Holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such defeasance, and will be subject to tax in the same manner as if no defeasance and discharge or covenant defeasance, as the case may be, had occurred or (ii) in the case of an election under
         Section 8.4, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or
         (B) since the
         date this Indenture was first executed, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, the Holders of Outstanding Securities of that particular series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.1       Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders of Securities, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein, any applicable Guarantor or any other obligor upon the Securities of such series, the Securities of such series and any applicable Guarantee in accordance with Article V;

         (2) to add to the covenants of the Company or any other obligor upon the Securities of any series for the benefit of the Holders of all of the Securities or any series thereof, or to surrender any right or power herein conferred upon the Company, any other obligor upon the Securities of any series in this Indenture or the Securities of such series;

         (3) to cure any ambiguity, or to correct or supplement any provision in this Indenture or Securities of any series which may be defective or inconsistent with any other provision in this Indenture, the Securities or, if applicable, the Security Guarantees or make any other provisions with respect to matters or questions arising under this Indenture, the Securities of any series or, if applicable, the Security Guarantees; provided that, in each case, such provisions will not adversely affect the interest of the Holders of any such Securities in any material respect;

         (4) to comply with the requirements of the Commission in order to effect or maintain the qualification on this Indenture under the Trust Indenture Act;

         (5) to provide that any of the Company's obligations under any series of Securities or this Indenture shall be guaranteed and the terms and conditions for the release or substitution of such Security Guarantee;

         (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.8;

         (7) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders of Securities of any series as additional security for the payment and performance of the Company's or, if applicable, the Guarantor's obligations herein in any property or assets;

         (8) to add to, change or eliminate any of the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), provided that, any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Outstanding Security;

         (9) to establish the form and terms of Securities of any series as permitted by Sections 2.1 and 2.3(a), respectively; or

         (10) to make any other change that does not adversely affect the rights of any Securityholder in any material respect.

         Section 9.2       Supplemental Indentures with Consent of Holders.

         With the written consent of the Holders of at least a majority in aggregate Principal Amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company and the Trustee may amend this Indenture or the Securities of any series or may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series under this Indenture; provided, however, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) change the Stated Maturity of, the Principal of, or any installment of Principal or interest on, any such Security, or reduce the Principal Amount thereof or the rate of interest thereon or any premium payable upon redemption thereof or reduce the amount of Principal of any such Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof pursuant to Section 6.2, or change the Place of Payment where, or change the coin or currency in which, any Principal of, or any installment of interest on, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

         (2) reduce the percentage in Principal Amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) with respect to the Securities of such series provided for in this Indenture; or

         (3) modify any of the provisions of this Section, Section 6.4 or 6.7, except to increase the percentage of Outstanding Securities of such series required for such actions to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment or supplemental indenture under this Section 9.2 becomes effective, the Company shall mail to each Holder of the particular Securities affected thereby a notice briefly describing the amendment.

         Section 9.3     Compliance with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article IX shall comply with the TIA as then in effect.

         Section 9.4     Revocation and Effect of Consents, Waivers and Actions.

         Until an amendment or waiver with respect to a series of Securities becomes effective, a consent to it or any other action by a Holder of a Security of that series hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the written notice of revocation before the date that the consent of the requisite aggregate Principal Amount of the Securities of that series has been obtained. After an amendment, waiver or action becomes effective, it shall bind every Holder of Securities of that series.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver with respect to a series of Securities. If a record date is fixed, then notwithstanding the first two sentences of the immediately preceding paragraph, those persons who were Holders of Securities of that series at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.

         Section 9.5     Notation On or Exchange of Securities.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture with respect to such series pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of such series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of that series.

         Section 9.6     Trustee to Sign Supplemental Indentures.

         The Trustee shall sign any supplemental indenture authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

         Section 9.7     Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except to the extent otherwise set forth thereon.

                                    ARTICLE X

                                  SINKING FUNDS

         Section 10.1     Applicability of Article.

         The provisions of this Article X shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.3(a) for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

         Section 10.2     Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series with the same issue date, interest rate and Stated Maturity (other than any previously called for redemption) and (2) may apply as a credit Securities of a series with the same issue date, interest rate and Stated Maturity which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series with the same issue date, interest rate and Stated Maturity; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 10.3     Redemption of Securities for Sinking Fund.

         Not less than 60 days (or such shorter period as shall be acceptable to the Trustee) prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 10.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4 and 3.6.

                                   ARTICLE XI

                                  SUBORDINATION

         Section 11.1     Agreement to Subordinate.

         The Company, the Trustee and each Securityholder by accepting a Security agree that, unless otherwise specified as contemplated by Section 2.3(a), the Indebtedness and obligations evidenced by the Securities are subordinated in right of payment, to the extent and in the manner provided in this Article XI, to the prior payment in full, in cash, of all Senior Indebtedness of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Indebtedness of the Company.

         Section 11.2      Liquidation; Dissolution; Bankruptcy.

         Upon any payment or distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities (except in connection with the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer or lease of its properties and assets substantially as an entirety upon the terms and conditions described in Article V):

                  (1) holders of Senior Indebtedness of the Company shall be entitled to receive payment in full, in cash, of all Senior Indebtedness of the Company before Securityholders shall be entitled to receive any payment or distribution from the Company with respect to the Securities (other than any payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor that, in the case of any such subordinated securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Securities are so subordinated (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities") and any payment made pursuant to the provisions described in Article VIII from monies or U.S. Government Obligations previously deposited with the Trustee); and

                  (2) until all Senior Indebtedness of the Company (as provided in subsection (1) above) is paid in full, in cash, any payment or distribution to which the Trustee or any Securityholder would be entitled but for this Article XI (other than a payment or distribution in the form of Permitted Junior Securities and payments made pursuant to the provisions described in Article VIII from monies or U.S. Government Obligations previously deposited with the Trustee) shall be made to holders of Senior Indebtedness of the Company, as their interests may appear.

         Section 11.3      Default on Designated Senior Indebtedness.

         The Company may not make any payment or distribution upon or in respect of the Securities, including, without limitation, by way of set-off or otherwise, or redeem (or make a deposit in redemption of), defease or acquire any of the Securities, for cash, properties or securities (other than a payment or distribution in the form of Permitted Junior Securities and payments made pursuant to the provisions described in Article VIII from monies or U.S. Government Obligations previously deposited with the Trustee) if:

                  (1) a default in the payment of any Principal or interest (a "Payment Default") with respect to Designated Senior Indebtedness of the Company occurs and is continuing; or

                  (2) a default (other than a Payment Default) or any event that, after notice or passage of time would become a default (a "Non-Payment Default"), on Designated Senior Indebtedness of the Company occurs and is continuing that then permits holders of the Designated Senior Indebtedness of the Company to accelerate its maturity and the Trustee receives a written notice of the default (a "Payment Blockage Notice") from a Person who may give it pursuant to
         Section 11.11. Any number of such Payment Blockage Notices may be given; provided, however, that (i) not more than one Payment Blockage Notice may be commenced during any period of 360 consecutive days and
         (ii) any Non-Payment Default that existed or was continuing on the date of delivery of any such notice to the Trustee shall not be the basis for a subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 90 days.

         The Company may and shall resume payments on and distributions in respect of the Securities, and may acquire such Securities upon the earlier of:

                  (1) in the case of a Payment Default, the date upon which such default is cured or waived, or

                  (2) in the case of a Non-Payment Default, on the earliest of
         (i) the date on which such Non-Payment Default is cured or waived, (ii) 179 days after the date on which the applicable Payment Blockage Notice is received, if the maturity of such Designated Senior Indebtedness of the Company has not been accelerated or (iii) the date on which such Payment Blockage Period is terminated by written notice to the Trustee or the Company from a Person authorized to give notices under Section 11.11.

         Section 11.4      Acceleration of Securities.

         If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify representatives of the holders of Senior Indebtedness of the Company of the acceleration.

         Section 11.5      When Distribution Must be Paid Over.

         In the event that the Trustee or any Securityholder receives from the Company any payment with respect to the Securities at a time when such payment is prohibited by Section 11.3, such payment shall be held by the Trustee or such Securityholder in trust for the benefit of, and shall be paid forthwith over and delivered upon written request to, the holders of Designated Senior Indebtedness of the Company, as their interests may appear, or their representative under this Indenture or other agreement (if any) pursuant to which Designated Senior Indebtedness of the Company may have been issued, as their respective interests may appear, for application to the payment of all Designated Senior Indebtedness of the Company remaining unpaid to the extent necessary to pay such obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Designated Senior Indebtedness of the Company.

         With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XI, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Securityholders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article XI, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

         Section 11.6      Notice By Company.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Securities to violate this Article XI, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness of the Company as provided in this Article XI.

         Section 11.7      Subrogation.

         After all Senior Indebtedness of the Company is paid in full, in cash, and until the Securities are paid in full, Securityholders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Securities) to the rights of holders of Senior Indebtedness of the Company to receive distributions applicable to Senior Indebtedness of the Company to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness of the Company. A distribution made under this Arti-cle XI to holders of Senior Indebtedness of the Company that otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on the Securities.

         Section 11.8      Relative Rights.

         This Article XI defines the relative rights of Securityholders and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay Principal of and interest on the Securities in accordance with their terms;

                  (2) affect the relative rights of Securityholders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness of the Company; or

                  (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness of the Company to receive distributions and payments otherwise payable to Securityholders.

         If the Company fails because of this Article XI to pay Principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

         Section 11.9      Subordination May Not Be Impaired by Company.

         No right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any Securityholder or by the failure of the Company or any Securityholder to comply with this Indenture.

         The Trustee and Securityholders agree that they will not challenge the validity, enforceability or perfection of any Senior Indebtedness or of the liens, guarantees and security interests securing the same and that as between the holders of the Senior Indebtedness on the one hand and the Trustee and Securityholders on the other, the terms hereof shall govern even if all or part of the Senior Indebtedness or such liens and security interests are voided, disallowed, subordinated, set aside or otherwise invalidated in any judicial proceeding or otherwise, regardless of the theory upon which such action is premised.

         Without in any way limiting the generality of this Section 11.9, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Trustee or the Securityholders and without impairing or releasing the subordination provided in this Article XI or the obligations hereunder of the Securityholders to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, the Senior Credit Agreement or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company, any Subsidiary or any other Person.

         Section 11.10     Distribution or Notice to Representative.

         Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, the distribution may be made and the notice given to their representative.

         Upon any payment or distribution of assets of the Company referred to in this Article XI, the Trustee and the Securityholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Securityholders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company and other Indebtedness of the Company, the amount or amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI.

         Section 11.11     Rights of Trustee and Paying Agent.

         Notwithstanding the provisions of this Article XI or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least one Business Day prior to the date of such payment a Payment Blockage Notice. Only the holders or the representative of holders of Designated Senior Indebtedness of the Company may give a Payment Blockage Notice. Nothing in this Article XI shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         Section 11.12     Authorization to Effect Subordination.

         Each Securityholder of a Security by the Securityholder's acceptance thereof authorizes and directs the Trustee on the Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XI, and appoints the Trustee to act as the Securityholder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.9 at least 30 days before the expiration of the time to file such claim, the representatives of the Senior Indebtedness of the Company are hereby authorized to file an appropriate claim for and on behalf of the Securityholders of the Securities.

         Section 11.13     Amendments.

         The provisions of this Article XI shall not be amended or modified without the written consent of the holders of all Senior Indebtedness of the Company that would be adversely affected thereby.

                                   ARTICLE XII

                                   GUARANTEES

         Section 12.1      Applicability of Article.

         The provisions of this Article XII will be applicable to any series of Securities which is to be guaranteed by one or more Guarantors.

         Section 12.2      Subordination of Security Guarantee.

         Unless otherwise specified as contemplated by Section 2.3(a), the obligations of each Guarantor under any series of Securities which are to be guaranteed pursuant to this Article XII shall be junior and subordinated to the prior payment in full, in cash, of the Senior Indebtedness of such Guarantor on the same basis the Securities of such series are junior and subordinated to Senior Indebtedness of the Company pursuant to Article XI. For the purposes of the foregoing sentence, the Trustee and the Securityholders shall have the right to receive and/or retain payments by any of the Guarantors of such Securities only at such times as they may receive and/or retain payments in respect to the Securities of such series pursuant to this Indenture, including Article XI hereof.

         Section 12.3      Guarantee.

         Subject to this Article XII, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of Securities of a series as to which it is a Guarantor authenticated and delivered by the Trustee and to the Trustee and its successors and assigns on behalf of each such Holder, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that: (a) the Principal of and interest on the Securities of such series will be promptly paid by the Company in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue Principal of and interest on the Securities of such series, if any, if lawful will be promptly paid by the Company in full, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities of such series, that same will be promptly paid by the Company in full when due by the Company in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due by the Company of any amount so guaranteed which failure continues for three days after demand therefor is made to the Company for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

         The Guarantors hereby, jointly and severally, agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities of the series or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities of such series with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment (except as specifically provided in the preceding paragraph), filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands (except as specifically provided in the preceding paragraph) whatsoever and covenant that this Security Guarantee shall not be discharged except by complete performance of the payment obligations contained in the Securities of the series and this Indenture.

         If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Security Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

         Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI hereof for the purposes of this Security Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Security Guarantee, failing payment when due by the Company, which failure continues for three days after demand therefor is made to the Company. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

         Section 12.4      Limitation on Guarantor Liability.

         Each Guarantor, and by its acceptance of Securities of a series as to which such Guarantor is a Guarantor, each Holder, hereby confirms that it is the intention of all such parties that the Security Guarantee of such

Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law to the extent applicable to any Security Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor under its Security Guarantee and this Article XII shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article XII, result in the obligations of such Guarantor under its Security Guarantee not constituting a fraudulent transfer or conveyance.

         Section 12.5      Release of Guarantors.

         The Security Guarantee of a Guarantor with respect to any series of Securities will be released under the circumstances specified for such series of Securities pursuant to Section 2.3(a).

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.1      Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA, the required provision shall control.

         Section 13.2      Notices.

         Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), or sent by telecopier or overnight courier guaranteeing next day delivery, to the other's address.

         If to the Company and/or any Guarantor:

                  Triad Hospitals,Inc.
                  13455 Noel Road,20th Floor
                  Dallas, Texas 75240
                  Telecopier No.: (972)701-2282
                  Attention: Treasurer

         With a copy to:

                  Dewey Ballantine LLP
                  1301 Avenue of the Americas
                  New York, New York 10019
                  Telecopier No.: (212)259-6333
                  Attention: Morton A. Pierce, Esq.

         If to the Trustee:

                  [_____________________]
                  [_____________________]
                  [_____________________]
                  Telecopier No.: [____________]
                  Attention: [____________]

         The Company, any Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders of Securities) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder of Securities shall be mailed by first class mail, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA (S) 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder of Securities or any defect in it shall not affect its sufficiency with respect to other Holders of Securities.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company or any Guarantor mails a notice or communication to Holders of Securities, it shall mail a copy to the Trustee and each Agent at the same time.

         Section 13.3 Communication by Holders of Securities with Other Holders of Securities.

         Holders of Securities may communicate pursuant to TIA (S) 312(b) with other Holders of Securities with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

         Section 13.4    Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

                  (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.5) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

         Section 13.5    Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall comply with the provisions of TIA (S) 314(e) and shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

         Section 13.6    Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders.

         The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

         Section 13.7 No Personal Liability of Directors, Officers, Employees and Stockholders.

         No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or such Guarantor under the Securities, this Indenture, the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

         Section 13.8    Governing Law.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE SECURITIES.

         Section 13.9    No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 13.10   Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         Section 13.11   Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.12   Counterpart Originals; Acceptance by Trustee.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The Trustee hereby accepts the trusts in this Indenture declared or provided, upon the terms and conditions hereinabove set forth.

         Section 13.13   Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 13.14   Legal Holidays.

         A "Legal Holiday" is any day other than a Business Day. If any specified date (including an Interest Payment Date, Redemption Date or Stated Maturity of any Security, or a date for giving notice) is a Legal Holiday at any Place of Payment or place for giving notice, then (notwithstanding any other provision of this Indenture or of the Securities or coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of Principal or interest need not be made at such Place of Payment, or such other action need not be taken, on such date, but the action shall be taken on the next succeeding day that is not a Legal Holiday at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or such other date and to the extent applicable no original issue discount or interest, if any, shall accrue for the intervening period.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of [____________]

                                                 TRIAD HOSPITALS, INC.


                                                 By:____________________________
                                                    Name:
                                                    Title:


                                                 [_________________], as Trustee


                                                 By:____________________________
                                                    Name:
                                                    Title:

                               (FACE OF SECURITY)

[INSERT, IF APPLICABLE--THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED, WHETHER IN WHOLE OR IN PART, TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

[INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                                                                  CUSIP:

                              [TITLE OF SECURITIES]

No.:_______________                                            $______________

                              TRIAD HOSPITALS, INC.

promises to pay to _______________________________________________or registered assigns, the principal sum of______________________________________________
Dollars on [     ].


Interest Payment Dates:  [       ] and [       ], commencing [      ].

Record Dates:  [    ] and [   ].

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                               (BACK OF SECURITY)

                               [TITLE OF SECURITY]

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. Interest. TRIAD HOSPITALS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of _________ [Dollars] [if other than Dollars, substitute other currency units] on ________, _____ [if the Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for], [semiannually] [if other than semi-annual interest at a fixed rate, insert frequency of payment and payment dates] on _______ and _______ in each year, commencing ___________, and at the Maturity thereof, at [if the Security is to bear interest at a fixed rate, insert -- the rate of __% per annum], [if the Security is to bear interest at a rate determined with reference to one or more formula, refer to description index below] until the principal hereof is paid or made available for payment] [if applicable, insert -- , and (to the extent that the payment of such interest shall be legally enforceable) at [if the Security is to bear interest at a fixed rate, insert -- the rate of % per annum on any overdue principal and premium and on any overdue installment of interest from the dates such amounts are due until they are paid or made available for payment]. Interest shall be computed on the basis of [a 360-day year of 12 30-day months] [if another basis of calculating interest is to be different, insert a description of such method.]

         [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been paid or made available for payment.]

         2. Method of Payment. The Company will punctually pay or duly provide for interest, on any Interest Payment Date, as provided in such Indenture, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _________ or __________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner.

         Payment of the principal of (and premium, if any) and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ___________ in such coin or currency of [the United States of America] [insert other currency or currency unit, if applicable] as at the time of payment is legal tender for payment of public and private debts against surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date), [if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the list provided by the Company to the Registrar and provided, further, that if this Security is a Global Security, payment may be made pursuant to the applicable procedures of the Depositary as permitted in said Indenture].

         3. Paying Agent and Registrar. Initially, the Trustee under the Indenture will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. Indenture. This Security is one of a duly authorized issue of Securities of the Company issued and to be issued in one or more series under an Indenture, dated as of ________, _____ (herein called the "Indenture"), between the Company and _______________, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, [limited in aggregate principal amount to $_______, except as otherwise provided in the Indenture]. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (s)(s) 77aaa-77bbbb) (the "TIA"). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

         5. Redemption. [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days notice by mail, [if applicable, insert -- (1) on _________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)] at any time [if applicable, insert -- on or after ________, _____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): if redeemed [if applicable insert -- on or before ________, ___%, and if redeemed] during the 12-month period beginning of the ________ years indicated,

         Year         Redemption Price        Year             Redemption Price

and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days notice by mail, (1) on ________ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as per-centages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ___________ of the years indicated,

               Redemption Price for Redemption      Redemption Price for Redemption Otherwise

   Year     Through Operation of the Sinking Fund   Than Through Operation of the Sinking Fund
   ----     -------------------------------------   ------------------------------------------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on ________ in each year beginning with the year ____ and ending with the year _____ of [if applicable, insert -- not less than $_____________ ("mandatory sinking fund") and not more than] $___________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

         [If applicable, insert -- The Securities are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days notice by mail to the Trustee at a Redemption Price equal to $____.]

         [If applicable, insert -- The holder of this Security shall have the right to require the Company to pay this Security in full on ____________, __ by giving the Company or the Registrar written notice of the exercise of such right not less than 30 or more than 60 days prior to such date.]

         [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert -- This Security is not subject to redemption prior to maturity.]

         6. Denominations, Transfer, Exchange. [If applicable, insert -- The Securities of this series are issuable only in registered form without coupons in denominations of $___________ and any integral multiple thereof.] As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. A Holder may register the transfer or exchange of the Security as provided in the Indenture and subject to certain limitations therein set forth. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

         [If applicable, insert -- The Securities of this series will be represented by one or more global securities (collectively, the "Global Security") registered in the name of ____________, (the "Depositary"), or a nominee of the Depositary. So long as the Depositary, or its nominee, is the registered holder and owner of this Global

Note, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture. The Global Security may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary. The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Security to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in a Global Security will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Security).]

         [If applicable, insert -- The Securities represented by this Global Security are exchangeable for Securities in permanent form of like tenor as such Global Security in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Securities of this series represented by the Global Security and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. Any Security that is exchangeable pursuant to the preceding sentence is exchangeable only for Securities of this series.]

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         8. Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes.

         9. Amendment, Supplement and Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture and the Securities may be amended or supplemented with the consent of the Holders of at least a majority in Principal Amount of the Outstanding Securities of each series affected by such amendment or supplement and (ii) any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in Principal Amount of the Outstanding Securities of each series affected by such waiver. Without the consent of any Holder of Securities of each series affected by such amendment or supplement, the Company and the Trustee may amend or supplement the Indenture or the Securities of such series to, among other things, evidence the succession of another Person to the Company or any other obligor on the Securities of such series, to add to the covenants of the Company or any other obligor upon the Securities of such series for the benefit of the Holders of such Securities or to surrender any right or power conferred upon the Company or any other obligor upon the Securities of such series, as applicable, in the Indenture or in such Securities, to cure any ambiguity, or to correct or supplement any provision in the Indenture or the Securities of such series or make any other provisions with respect to matters or questions arising under the Indenture or such Securities, provided that, in each case, such provisions shall not adversely affect the interest of the Holders of the Securities in any material respect, or to add to, change or eliminate any of the provisions of the Indenture (which addition, change or elimination may apply to one or more series of Securities), provided that, any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Outstanding Security.

         10. Defaults and Remedies. If an Event of Default shall have occurred and be continuing under the Indenture, the Principal of and interest on all of the Outstanding Securities my be declared, and upon such declaration shall become, immediately due and payable in the manner, with the effect and subject to the conditions provided for in the Indenture.

         11. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue or resign.

         12. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or any Guarantor under the Securities, the Indenture, the Security Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         13. [If applicable, insert -- Guarantees. The payment by the Company of the Principal of and interest on the Security is fully and unconditionally guaranteed on a joint and several basis by each of the Guarantors on the terms set forth in the Indenture.]

         14. Authentication. This Security shall not be valid or obligatory until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         16. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         17. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECURITY.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Triad Hospitals, Inc., 13455 Noel Road, 20th Floor, Dallas, Texas 75240, Telecopier No.: (972) 701-2282, Attention: Treasurer.




                                                     Dated:_____________________


                                                     TRIAD HOSPITALS, INC.



                                                     By: _______________________
                                                         Name:
                                                         Title:

This is one of the
Securities of the series designated in
the within-mentioned Indenture:

[_________________], as Trustee

By: ________________________________
    Authorized Signatory

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

________________________________________________________________________________

                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

              (Print or type assignee's name, address and zip code)

and irrevocably appoint_____________________________________________________ to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:__________________

                                          Your Signature:_______________________

                                          (Sign exactly as your name appears on
                                           the Security)

SIGNATURE GUARANTEE

_______________________________________
Participant in a Recognized Signature
Guarantee Medallion Program

[IF GLOBAL SECURITY, INSERT -- SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

         The following exchanges of a part of this Global Security for an interest in another Global Security or for a permanent Security, or exchanges of a part of another Global Security or permanent Security for an interest in this Global Security, have been made:

                          Amount of             Amount of            Principal Amount       Signature of
                         decrease in           increase in               of this             authorized
                          Principal             Principal            Global Security        signatory of
                          Amount of             Amount of            following such          Trustee or
 Date of Exchange   this Global Security   this Global Security   decrease (or increase)     Custodian]
 ----------------   --------------------   --------------------   ----------------------     ---------